OLD WESTBURY
                                 FUNDS, INC.
-------------------------------------------------------------------------------

                                                             Semi-Annual Report
                                                             April 30, 1999






                                Bessemer Trust
                          -------------------------
                      I N V E S T M E N T  A D V I S O R






                         OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                       May 1999
-------------------------------------------------------------------------------

  On a total return basis, the Old Westbury Core Equities Fund was up 29.6%* for the six months from October 31, 1998, through April 30, 1999. By comparison, the S&P 500 Index** gained 22.3% during this same time span.

  For most of the reporting period, the stock market was driven higher by the large capitalization growth stocks almost exclusively with little participation from the rest of the stock market. However, in the middle of April, there was a decided change. Based on the assumptions that the Far East was beginning to recover, that Brazil's economic problems had not proven to be as dire as first thought, and that Euroland would have rising economic activity, there was a shift toward companies that would benefit from a worldwide cyclical acceleration. Concurrently, many of the previous winners, most of which had extremely high price to earnings multiples, began to sell off as their future prospects had come to be more than adequately discounted.

  While it is not reflected in this semi-annual report, in the first week of May we began to make these same shifts in the Fund. Virtually across the board, we have reduced, and in a few instances eliminated our positions in the highest multiple stocks, while initiating new holdings in companies which have been out of favor for some time.

  Although the Fund now has a more cyclical cast, we do not think of it along those lines. In fact, we remain dubious of the proposition that there is a worldwide recovery underway or about to start. From our perspective, Japan holds the key to a recovery in the Far East and so far the economy there appears moribund with the government unable to ignite the faintest spark of consumer consumption. In Europe, we have seen monetary authorities cut interest rates in an attempt to revive lackluster economies but, with no fiscal stimulus, Euroland continues to drift aimlessly. Rather we have concentrated our portfolio additions in companies which are enhancing their profitability through cost-cutting, restructuring, improving margins and capital management, share buybacks, and in some cases, new
-----------
 *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.






OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
May 1999 (Continued)
-------------------------------------------------------------------------------

management. We are assuming minimal revenue improvement. Should the world economy strengthen or end product prices rise, their profits will be that much better than we are anticipating.

  Make no mistake: profits are important. Particularly now with interest rates having risen a full percentage point since the beginning of the year, the equity market cannot count on higher multiple valuations to push stock prices higher. If the earnings do not come through, the stock market is at risk. As you may recall, we have been among the most bullish exponents of corporate profits. After beginning 1999 with an expectation that profits would rise 5-7% this year, we have since increased our forecast to a 10-12% gain with a good possibility that we may still be underestimating the final results. After all, the U.S. economy remains solid with strong consumer spending and a pick-up in demand for manufactured products.

  A final note--Bessemer is usually and correctly characterized as a "growth" manager and this has been an exceptional market for growth stocks. However, there are periods in a market cycle when investor preference shifts from growth to cyclical or value. In the past several years, we have seen cyclical stocks rally during the first quarter only to see them subsequently fail. The fundamentals for many of these companies are now different. While it is true that we have a preference for longer term earnings growth, it is not our intention to be slavish to any particular investment nomenclature. If that means we find growth in some of the less traditional areas in the ensuing quarters, that is where we will go. We want to be regarded more for seeking out good investment opportunities than for ideological purity.





                      OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                       May 1999
-------------------------------------------------------------------------------

  In the previous advisor's report the market was characterized as a roller coaster. Unfortunately that description has continued to be appropriate thus far in 1999. The breadth of the market did deteriorate from December 1998 through March 1999. More stocks were declining than rising in spite of the new highs recorded by the S&P 500 Index and Nasdaq Composite Index.* In early April however, the equity market changed from preferring large capitalization growth stocks to value stocks regardless of capitalization. The change was sudden and substantial in terms of price. About half a dozen stocks in the Fund, which had more than doubled since the lows of October 1998, declined 15% to 20%. At the same time about a dozen more economically sensitive stocks in the portfolio appreciated 15% to 35%. These changes in preference and performance happened within about three weeks. The market breadth improved during April as more stocks began to advance than decline. This improvement however, was not as strong as in October 1998, and weakened during May.

  It appears that investors finally recognized the unusually wide discount at which most stocks were valued versus the large capitalization growth stocks and began to diversify their portfolios. In spite of the rise in smaller stocks** during April, the valuation disparity remains significant and still favors smaller stocks to larger stocks. This recent preference for smaller stocks unfortunately does not appear to be broad based enough nor strong enough to indicate that the small cap stocks will assume market leadership and outperform large cap stocks on a sustained basis.

  The quality of the Fund's portfolio is high as more rapidly growing, sound businesses were purchased while the stocks of these companies were languishing. In April and early May the highest multiple stocks were sold and the proceeds used to add to existing positions or purchase good companies at attractive prices. As of mid May, stocks comprising the portfolio had a price to earnings multiple of 17.3 times the year 2000 calendar estimate, which compares favorably to the 19% earnings per share
-----------
  *The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

 **Small cap stocks have historically experienced greater volatility than average.





OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
May 1999 (Continued)
-------------------------------------------------------------------------------

growth rate of these stocks expected for 1999 and 2000. Additionally, recent earnings results for the companies in the portfolio were strong. With most of the companies having reported, the average (mean) increase in earnings per share for the March 1999 quarter was 55% and the median increase was 25%. The earnings growth rate of the companies in the portfolio significantly outperformed the companies comprising the S&P 500 and Russell 2500*** indexes.

  In spite of the market's vacillation between large cap and small cap stocks and growth versus value stocks any market weakness will be used to add high quality companies which have grown earnings at above average rates and are poised to potentially continue their superior performance.



-----------
***The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Indexes are unmanaged and investments cannot be made in an index.





                         OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                       May 1999
-------------------------------------------------------------------------------

  On an aggregate basis, global markets made solid gains in the first six months of the Fund's fiscal year as the gloom of the crisis months gave way to optimism about the financial future.+ However, far greater divergence was evident compared to the previous six month reporting period with signs of economic improvement in Japan providing the impetus for a 19.40% rise in the Nikkei, the best performance in the developed world. In Continental Europe, continued disappointment on the failure of the core economies, specifically Germany, to move to an accelerating growth path weighed on the mainland European bourses, which rose only 7.50%. The UK performed much better with a return of 15.40%.

Performance

  The Old Westbury International Fund performed well over the six month period ended April 30, 1999, rising 19.7%* compared to the Europe, Australia and Far East Index ("EAFE")** which was up 15.30% over the same period. Asset allocation and stock selection in Japan and Europe contributed positively to the result.

Portfolio Composition

  The notable feature of the period under review was the steady increase in the weighting in the Japanese market. This rose from 18.00%, at the start of the Fund's fiscal year, to a peak of nearly 30.00% towards the end of March when some profits were taken to reduce the weight to 24.50% at the end of April. The weighting in Europe changed only modestly.

  From the beginning of 1999, the Fund also steadily increased the stock exposure in cyclical sectors in all markets. Relative valuations of these stocks were at multi-year lows and two catalysts looked likely to change this. First, these stocks are sensitive to global growth and we anticipated that forecasts for both Japan and Europe were likely to be upgraded in the
-----------
 +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made in an index.




OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
May 1999 (Continued)
-------------------------------------------------------------------------------

course of 1999. Second, the onset of serious restructuring and merger activity in both Europe and Japan looked likely to improve profitability even if underlying product prices did not change.

Conclusion

  Now that the world economy looks to be back on a recovery track, the main concern of investors is when, and by how much, the Federal Reserve Board will start to reverse its crisis-induced easing of late 1998. This will affect the prospects for all markets.




OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
May 1999
-------------------------------------------------------------------------------


  We expect that economic growth will be higher than current forecasts in both Japan and Europe in the second half of 1999 and that this will provide support for both the markets and the currencies. We expect continued corporate restructuring in both areas to further enhance overall profitability.

JAPAN

  While the 1.90% gross domestic product ("GDP") growth in the first quarter of 1999 was significantly higher than forecasts, conclusive evidence of an economic rebound in Japan remains elusive. The numbers indicated some recovery in personal consumption, although public spending remains the primary stimulant of the economy. Growth forecasts for the year ending March 2000 are varied, with Prime Minister Obuchi committing himself to at least 0.50% growth, while the more pessimistic analysts were expecting another contraction in the economy by around 1.50%. The consensus forecast is for flat or slightly negative GDP growth, although this will be revised higher given the strong first quarter numbers. Public spending alone is likely to contribute to GDP growth of 1.00%, and while private investment is set to continue declining as part of the corporate restructuring process, the economy is sensitive to even a modest recovery in personal consumption, which we believe is likely in the second half of the year.

  Public spending and employment packages will require funding (i.e. bond issuance), and with the corporate sector still highly leveraged, the government is reluctant to allow bond yields to rise dramatically. It seems plausible that the Bank of Japan will be asked later this year to inject liquidity into the system to keep interest rates down. This liquidity should be a net positive for financial assets, particularly the stock market.

  The Fund enters the quarter with a bias towards asset plays, exporters, cash generators and blue-chip defensive names, having been tilted more towards cyclical recovery and value plays in the previous quarter. We recognize that economic, policy and currency risk remains high in Japan, and took profits in March. However, we remain moderately optimistic on the outlook for the market going forward, believing that it could perform well even if the economy recovers only gradually.




                         OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK
                                                           May 1999 (Continued)
-------------------------------------------------------------------------------


EUROPE

  As the outlook for the global economy has improved, Europe has lagged behind, with the latest change to consensus forecasts for the area being a downward revision to GDP to 1.90% for 1999. This reflects the very weak industrial data in the Euro zone since the beginning of the year and the particularly poor performance in some economies, notably Italy and Germany. However, there are signs that the slowdown may be bottoming out as signaled by the recent rise in industrial confidence, the recovering Purchasing Manager's index, and the first quarter GDP figures from Germany. The construction sector is also picking up, and with exports bound to benefit from the weak Euro, we would expect that the European recovery will gather momentum in the second half.
  Monetary conditions are conducive to stronger growth, reflecting the decline in real interest rates and the depreciation of the Euro in real effective terms. With most of Europe displaying output gaps, inflationary risks appear rather remote. This improved outlook should help the Euro to recover, if only modestly.

  If the case for European growth does not play out, we do not expect the European Central Bank ("EBC") to stand idly by. If growth does end the year closer to 1.00% than 2.00%, however reluctantly, the ECB will cut interest rates.

  The main thing exercising the mind of European equity fund managers in the last six months has been when to switch out of defensive growth stocks and into out-of-favor value plays. We have seen signs of a recovery in value stocks across Europe as evidenced by the massive outperformance of oils and chemicals over pharmaceuticals and utilities. There is a strong correlation between the earnings growth cycle and the performance of these stocks. As we expect this to turn in the second half of 1999, the portfolio activity in the period reporting has been to introduce more cyclicality to the portfolio.

  In sum, although the European business cycle is still deteriorating, we believe we may see the turn by the end of the second quarter. With an end to the bad news in sight, downgrades less prevalent in earnings and a sense that the global economy is not as weak as investors thought, we expect European markets to make reasonable progress in the second half.




OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
May 1999
-------------------------------------------------------------------------------

  The total return for the Old Westbury Fixed Income Fund for the six months ended April 30, 1999 was (1.7%)* versus (0.1%) for the Lehman Brothers Government/Corporate Bond Index.** Since its inception on March 12, 1998 through April 30, 1999, the Fund's total return was 6.44%***, versus 5.80% for the Lehman Brothers Government/Corporate Index.

  We plan to keep the portfolio's duration somewhat longer than its benchmark. This strategy is consistent with the view that yields are high relative to inflation and that U.S. fiscal and monetary policies are still leaning against the risk of rising inflation. We have continued to take steps to diversify the portfolio by selling Treasury securities and purchasing corporate and government agency securities with the proceeds. This shift was made because the yield advantage on corporates and government agencies had widened over Treasuries, and we will continue to look for opportunities in these sectors to help improve returns.


-----------
  *Performance quoted represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged and investments cannot be made in an index.

***The Fund's total return for the one-year period ended April 30, 1999, was 7.33%.




                        OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                       May 1999
-------------------------------------------------------------------------------

  The total return of the Old Westbury Municipal Bond Fund+ for the six month period ending April 30, 1999 was 1.61%* compared to the Lipper General Municipal Bond Index total return of 1.14%** for the same period.

  The Fund benefited from two strategic initiatives over the past six months. First, the Fund achieved a relative advantage by purchasing bonds we viewed as candidates to be prerefunded. This process allows municipalities to lower interest costs and at the same time enhances the credit quality and consequently the price of the outstanding refunded bonds. Several of the issues in the Fund were in fact prerefunded. The other source of relative outperformance was realized by identifying supply and demand imbalances that often occur in an unstructured market such as with municipal bonds. Purchasing bonds in oversupply then reoffering, the same securities at higher relative prices when supplies are low, has proven profitable.

  Looking forward, we will continue to exploit market aberrations identified by our market research. In addition, we project that inflation will remain low and cause interest rates to decline through the end of 1999. The Fund is structured to take advantage of this environment.

-----------
 *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 +Income may be subject to the federal alternative minimum tax and state and local taxes.




OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Shares                                          Value
 ------ -----------------------------------   -----------
 COMMON STOCKS--86.96%
        CAPITAL GOODS--5.41%
 15,370 General Electric Co.                  $ 1,619,614
 23,340 Tyco Intl., Ltd.                        1,896,375
                                              -----------
        TOTAL                                   3,515,989
                                              -----------
        COMMUNICATION SERVICES--7.35%
 24,610 AT&T Corp. Com Lib Med Gr A             1,571,964
 19,940 Clear Channel Communications, Inc.      1,385,830
 22,178 MCI Worldcom, Inc.                      1,822,754
                                              -----------
        TOTAL                                   4,780,548
                                              -----------
        CONSUMER CYCLICAL--17.77%
 23,760 Carnival Corp.                            994,950
 16,610 Costco Companies, Inc.                  1,344,372
 24,260 Dayton-Hudson Corp.                     1,633,001
 52,230 Family Dollar Stores Inc.               1,260,049
 30,560 Home Depot Inc.                         1,825,960
 25,580 Kohl's Corp.                            1,699,471
 21,840 Omnicom Group Inc.                      1,583,400
 26,280 Wal-Mart Stores, Inc.                   1,208,880
                                              -----------
        TOTAL                                  11,550,083
                                              -----------
        CONSUMER STAPLES--21.96%
 20,510 Cablevision Sys. New Cl "A'             1,586,961
 10,380 Clorox Co.                              1,197,593
 12,800 Coca-Cola Company                         871,200
  7,200 Colgate-Palmolive Co.                     737,550
 15,660 CVS Corp. (Holding Company)               745,808
 13,490 Estee Lauder Cos. Inc. Cl "A'           1,350,686
 13,150 Gillette Co.                              686,266
 22,850 Kroger Co.                              1,241,041
 15,000 Mediaone Group, Inc.                    1,224,375
 26,340 Safeway Inc.                            1,420,714
 28,470 Time Warner, Inc. (Holding Company)     1,992,900
 45,330 Walgreen Co.                            1,218,244
                                              -----------
        TOTAL                                  14,273,338
                                              -----------

               See Notes to Portfolios of Investments on Page 29.




                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares                                            Value
 ------ -------------------------------------   -----------
        FINANCE--5.92%
 25,680 Associates First Capital                $ 1,137,945
 18,060 Federal National Mortgage Association     1,281,131
 14,380 Morgan Stanley Dean Witter                1,426,316
                                                -----------
        TOTAL                                     3,845,392
                                                -----------
        HEALTHCARE--5.93%
 23,720 Guidant Corp.                             1,273,467
 18,380 Medtronic Inc.                            1,322,211
 10,950 Pfizer Inc.                               1,259,250
                                                -----------
        TOTAL                                     3,854,928
                                                -----------
        TECHNOLOGY--20.50%
 10,360 America Online, Inc.                      1,478,890
 22,050 Applied Materials                         1,182,431
 10,200 At Home Corp.                             1,468,163
 12,400 Cisco Systems Inc.                        1,414,375
  4,500 CMGI Inc.                                 1,145,531
 12,670 EMC Corp.                                 1,377,862
 20,200 Intel Corp.                               1,235,988
 24,460 Lucent Technologies, Inc.                 1,467,600
 15,360 Microsoft Corp.                           1,248,960
 12,800 Texas Instruments, Inc                    1,307,200
                                                -----------
        TOTAL                                    13,327,000
                                                -----------
        UTILITIES--2.12%
 18,310 Enron Corp.                               1,377,827
                                                -----------
 TOTAL COMMON STOCKS
   (cost $44,179,779)                            56,525,105
                                                -----------


               See Notes to Portfolios of Investments on Page 29.




OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Shares                                    Value
 ------ -----------------------------   -----------
 OTHER INVESTMENTS--9.53%
 43,700 S & P 500 Depository Receipts   $ 5,823,025
     88 S & P Put Spr 1233.91-987.14        375,100
                                        -----------
 TOTAL OTHER INVESTMENTS
   (cost $6,382,894)                      6,198,125
                                        -----------
 TOTAL INVESTMENTS--96.49%
   (cost $50,562,673)(b)                 62,723,230
                                        -----------
 CASH AND OTHER ASSETS NET OF
   LIABILITIES--3.51%                     2,279,903
                                        -----------
 NET ASSETS--100%                       $65,003,133
                                        ===========



               See Notes to Portfolios of Investments on Page 29.




                      OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Shares                                           Value
 ------- -----------------------------------   ------------
 COMMON STOCKS--83.43%
         BASIC MATERIALS--4.19%
 178,000 Crompton & Knowles Corp.              $  3,515,500
  60,000 OM Group, Inc.                           2,182,500
  40,000 Sigma Aldrich Corp.                      1,300,000
                                               ------------
         TOTAL                                    6,998,000
                                               ------------
         CAPITAL GOODS--14.12%
  51,711 Alliant Techsystems, Inc.                4,233,838
  46,000 Ball Corp.                               2,527,125
  86,726 Kaydon Corp.                             2,927,003
  51,000 Lone Star Industries                     1,820,063
  39,200 Manitowoc Co., Inc.                      1,494,500
  98,125 Martin Marietta Material Corp.           6,065,352
 168,638 (a)Royal Group Techs Ltd. Sub. Vtg.      4,511,067
                                               ------------
         TOTAL                                   23,578,948
                                               ------------
         COMMUNICATION SERVICES--4.34%
 100,200 Comsat Corp.                             3,256,500
  18,666 Global Crossing, Ltd.                    1,007,964
  48,000 Meredith Corp.                           1,761,000
  41,680 Teleglobe, Inc.                          1,226,955
                                               ------------
         TOTAL                                    7,252,419
                                               ------------
         CONSUMER CYCLICAL--10.13%
 208,000 BJS Wholesale Club, Inc.                 5,525,000
 290,000 Casey's General Stores, Inc.             3,842,500
  54,875 Dollar Tree Stores                       2,002,938
 146,000 Gentex Corp.                             4,389,125
  31,800 (a)Promus Hotel Corp.                    1,144,800
                                               ------------
         TOTAL                                   16,904,363
                                               ------------
         CONSUMER STAPLES--10.22%
  72,246 Citadel Communications Co.               2,022,887
  58,000 Dean Foods Company                       2,069,874

              See Notes to Portfolios of Investments on Page 29.




OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares                                                   Value
 ------- ------------------------------------------   -------------
 156,000 Hormel Foods Corp.                           $   5,733,000
 125,000 (a)Univision Communications, Inc., Class A       7,234,374
                                                      -------------
         TOTAL                                           17,060,135
                                                      -------------
         FINANCE--13.09%
 234,533 Comdisco, Inc.                                   6,171,150
  12,000 Fairfax Financial Holding Ltd.                   3,501,063
  79,000 Finova Group, Inc.                               3,816,687
 106,400 S & P Midcap 400 Trust                           7,916,825
  12,858 Torchmark Corp.                                    439,583
                                                      -------------
         TOTAL                                           21,845,308
                                                      -------------
         HEALTHCARE--6.67%
  13,000 Biogen, Inc.                                     1,235,813
  25,169 Dentsply International, Inc.                       659,113
 124,839 HCR Manor Care, Inc.                             3,464,282
  14,624 Ocular Sciences, Inc.                              446,032
 192,499 Sybron Intl Corp.                                5,329,816
                                                      -------------
         TOTAL                                           11,135,056
                                                      -------------
         MISCELLANEOUS--6.61%
  52,000 G & K Svcs, Inc.                                 2,431,000
 130,050 Stewart Enterprises Class "A', Inc.              2,584,744
 182,000 Viad Corp.                                       6,017,375
                                                      -------------
         TOTAL                                           11,033,119
                                                      -------------
         TECHNOLOGY--8.61%
  48,372 Cambridge Tech Partners, Inc.                      698,371
  30,175 CGI Group, Inc., Cl "A' Sub Vtg                    745,727
  81,200 Fiserv, Inc.                                     4,755,275
  61,000 J.D. Edwards & Co.                                 819,688
 115,797 L3 Communications Holdings                       5,652,341
  14,000 Uniphase Corp.                                   1,699,250
                                                      -------------
         TOTAL                                           14,370,652
                                                      -------------

               See Notes to Portfolios of Investments on Page 29.




                      OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                        PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Shares/
 Principal
   Amount                                                         Value
 ---------- ------------------------------------------------   ------------
            TRANSPORTATION--5.45%
    151,500 Southwest Airlines Co.                             $  4,933,219
    106,000 Midwest Express Holdings                              3,312,500
     46,226 Wisconsin Central Transportation                        853,736
                                                               ------------
            TOTAL                                                 9,099,455
                                                               ------------
 TOTAL COMMON STOCKS
   (cost $122,716,542)                                          139,277,455
                                                               ------------
 CONVERTIBLE BONDS--1.42%
 $2,677,000 (c)Candescent Technology, 7.00%, 5/1/2003 (cost
              $2,677,000)                                         2,365,799
                                                               ------------
 U.S. GOVERNMENT AGENCIES--9.83%
            FEDERAL FARM CREDIT BANKS ("FFC")--2.09%
 $3,500,000 FFC 4.65%, 06/02/1999 (cost $3,485,081)               3,485,081
                                                               ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")--
            7.74%
  5,000,000 FNMA 4.77%, 05/24/1999                                4,944,897
  4,000,000 FNMA 4.66%, 05/20/1999                                3,985,502
  4,000,000 FNMA 4.63%, 05/03/1999                                3,994,341
                                                               ------------
            TOTAL
            (cost $12,924,740)                                   12,924,740
                                                               ------------
 TOTAL U.S. GOVERNMENT AGENCIES
   (cost $16,409,821)                                            16,409,821
                                                               ------------
 TOTAL INVESTMENTS--94.68%
   (cost $141,803,363)(b)                                       158,053,075
                                                               ------------
 CASH AND OTHER ASSETS NET OF
   LIABILITIES--5.32%                                             8,882,678
                                                               ------------
 NET ASSETS--100%                                              $166,935,753
                                                               ============

               See Notes to Portfolios of Investments on Page 29.




OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Shares                                                             Value
 ------ ------------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--94.93%
        BRAZIL--0.22%
 39,248 Bompreco Supermercados GDS (Consumer Goods)              $    333,608
                                                                 ------------
        FINLAND--1.09%
 20,992 Nokia--Class A (Electronics & Electrical Equipment)         1,620,339
                                                                 ------------
        FRANCE--12.35%
  7,338 Accor SA (Services)                                         1,937,202
  5,000 Alcatel (Electronics & Electrical Equipment)                  614,756
 29,266 Banque National De Paris (Banks)                            2,429,311
 13,549 Compagnie De Saint-Gobain (Building & Construction)         2,329,632
  7,586 Groupe Danone (Consumer Goods)                              2,030,767
 23,676 Lafarge (Materials)                                         2,304,712
  8,069 Peugeot Citroen PSA (Consumer Goods)                        1,340,436
  6,658 Suez Lyonnaise Des Eaux (Utilities)                         1,134,218
 11,008 Total SA (Energy)                                           1,509,524
 32,415 Valeo (Consumer Goods)                                      2,743,865
                                                                 ------------
        TOTAL FRANCE                                               18,374,423
                                                                 ------------
        GERMANY--11.12%
  4,215 Allianz AG Holdings--Class D (Financial Services &
        Property)                                                   1,344,657
  2,650 BMW AG (Consumer Goods)                                     1,895,761
  9,387 Daimler Chrysler (Consumer Goods)                             927,654
 19,298 Daimler Chrysler AG ORD (U.S. Shares) (Consumer Goods)      1,894,822
 30,974 Deutsche Bank AG (Banks)                                    1,802,547
  2,399 Deutsche Bank AG Rights (Banks)                                43,152
 69,649 Deutsche Bank Lufthansa AG (Services)                       1,613,934
 25,381 Dresdner Bank AG (Banks)                                    1,097,053
 13,218 Mannesmann (Diversified)                                    1,742,651
  7,815 Muenchener Rueckver AG (Financial Services & Property)      1,571,120
 25,157 SAP Aktiengesel ADR (Consumer Goods)                          787,729

               See Notes to Portfolio of Investments on Page 29.




                         OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Shares                                                              Value
 --------- -----------------------------------------------------   ------------
    24,569 Siemens AG (Capital Goods)                              $  1,819,752
                                                                   ------------
           TOTAL GERMANY                                             16,540,832
                                                                   ------------
           HONG KONG--0.12%
 2,253,528 Kantone Holdings Ltd. ORD (Financial Services &
           Property)                                                    177,358
                                                                   ------------
           IRELAND--0.73%
    66,903 Allied Irish Banks (Banks)                                 1,083,088
                                                                   ------------
           ITALY--3.12%
   123,345 IST San Paulo (Banks)                                      1,857,176
   218,864 Telecom Italia (Services)                                  2,319,274
   825,000 Unione Immobiliare SpA (Financial
           Services & Property)                                         471,384
                                                                   ------------
           TOTAL ITALY                                                4,647,834
                                                                   ------------
           JAPAN--24.48%
   138,010 Bank of Tokyo Mutsubishi Bank (Banks)                      2,037,483
   405,726 Fuji Heavy Industry (Consumer Goods)                       2,719,571
   132,663 Fujitsu Ltd. ORD (Electronics and
           Electrical Equipment)                                      2,273,111
       256 Japan Tobacco (Consumer Goods)                             2,573,942
   253,517 Mitsui Fudosan Co LTD (Financial Services & Property)      2,336,562
       219 Nippon Telephone & Telegraph Co. (Services)                2,385,421
   209,032 Nomura Securities LTD (Financial Services & Property)      2,255,829
        50 NTT Mobile Communications (Services)                       2,932,551
   371,453 Sapporo Breweries LTD (Consumer Goods)                     1,742,888
    31,087 Secom LTD (Diversified)                                    3,037,071
    22,138 Sony Corporation (Electronics & Electrical Equipment)      2,068,192
   202,787 Sumitomo Electric Industries (Electronics
           & Electrical Equipment)                                    2,455,193
    48,592 Takeda Chemical Industries (Health Care)                   2,113,050
    32,710 Takefuji Corp (Financial Services & Property)              2,713,272

               See Notes to Portfolio of Investments on Page 29.




OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares                                                             Value
 ------- -----------------------------------------------------   ------------
 130,028 Tokyo Electric Power Co. (Electronics & Electrical
         Equipment)                                              $  2,778,143
                                                                 ------------
         TOTAL JAPAN                                               36,422,279
                                                                 ------------
         NETHERLANDS--9.50%
  68,975 ABN Amro Holdings (Banks)                                  1,645,754
   3,883 Aegon NV HFL 2.5 (Financial Services & Property)             372,856
  25,089 Akzo Nobel NLG20 (Health Care)                             1,134,870
  15,930 Koninklijke KPN NV (Services)                                665,794
  35,895 Philips Elect NV (Electronics & Electrical Equipment)      3,095,411
  27,140 Royal Dutch Petroleum (Energy)                             1,582,298
  31,307 Unilever NV (Consumer Goods)                               2,146,561
  39,186 VNU NV (Consumer Goods)                                    1,588,022
  43,768 Wolters Klower (Consumer Goods)                            1,908,010
                                                                 ------------
         TOTAL NETHERLANDS                                         14,139,576
                                                                 ------------
         OTHER EUROPE--0.55%
  12,315 Global Telesystems Group Inc. (Services)                     814,329
                                                                 ------------
         POLAND--1.12%
 139,902 Elektrim S.A. ORD (Capital Goods)                          1,664,657
                                                                 ------------
         ROMANIA--0.28%
   8,459 Societe Generale Romania Fund Ltd. (Mutual Fund)             422,950
                                                                 ------------
         SPAIN--2.21%
  24,398 Banco Popular Espanol (Banks)                              1,729,640
  23,439 Telefonica S.A. (Services)                                 1,099,916
  23,439 Telefonica S.A. Rights (Services)                             21,825
  34,066 Transportes Azkar S.A. (Services)                            441,554
                                                                 ------------
         TOTAL SPAIN                                                3,292,935
                                                                 ------------
         SWITZERLAND--7.90%
   1,951 ABB AG SF50 (Diversified)                                  2,850,279
   1,114 Nestle SA (Consumer Goods)                                 2,064,886
     909 Novartis CHF20 Reg S.A. ORD (Health Care)                  1,332,762

               See Notes to Portfolio of Investments on Page 29.




                         OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Shares/
 Principal
   Amount                                                            Value
 ---------- ---------------------------------------------------   ------------
        158 Roche Holdings (Health Care)                          $  1,861,142
      1,136 SGS Holding Bearer (Consumer Goods)                      1,021,878
      7,735 UBS AG (Banks)                                           2,630,814
                                                                  ------------
            TOTAL SWITZERLAND                                       11,761,761
                                                                  ------------
            UNITED KINGDOM--20.14%
    175,661 Associated British Foods, PLC (Consumer Goods)           1,292,766
    129,991 BP Amoco PLC (Energy)                                    2,466,710
    188,107 Cable & Wireless PLC (Services)                          2,779,848
     93,969 Glaxo Wellcome PLC (Health Care)                         2,700,603
    167,599 Great Universal Stores PLC (Consumer Goods)              1,924,671
    512,160 Invensys PLC (Services)                                  2,615,160
    406,458 Ladbroke Group PLC (Services)                            1,980,573
    166,712 Land Securities ORD (Financial Services & Property)      2,182,807
    150,846 National Westminster Bank (Banks)                        3,634,516
     55,862 Peninsula & Oriental DFD (Diversified)                     812,336
     95,683 Rio Tinto PLC (Materials)                                1,671,690
    340,347 Royal Sun Alliance ORD (Financial Services &
            Property)                                                2,936,146
    297,533 Telewest Communications PLC (Services)                   1,374,384
    121,239 The Boots Company PLC ORD (Health Care)                  1,604,979
                                                                  ------------
            TOTAL UNITED KINGDOM                                    29,977,189
                                                                  ------------
 TOTAL COMMON AND PREFERRED STOCKS (cost $121,964,552)             141,273,158
                                                                  ------------
 U.S. GOVERNMENT AGENCIES--4.68%
            FEDERAL HOME LOAN BANK ("FHLB")--2.00%
 $3,000,000 FHLB, 4.77%, 6/9/1999
            (cost $2,978,550)(b)                                     2,978,550
                                                                  ------------

               See Notes to Portfolio of Investments on Page 29.




OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Shares/
 Principal
   Amount                                                           Value
 ---------- --------------------------------------------------   ------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")--
            2.68%
 $4,000,000 FHLMC, 4.68%, 05/21/1999
            (cost $3,987,000)(b)                                 $  3,987,000
                                                                 ------------
 TOTAL U.S. GOVERNMENT AGENCIES
   (cost $6,965,550)                                                6,965,550
                                                                 ------------
 TOTAL INVESTMENTS--99.61%
   (cost $128,930,102)(b)                                         148,238,708
                                                                 ------------
 CASH AND OTHER ASSETS NET OF LIABILITIES--0.39%                      574,907
                                                                 ------------
 NET ASSETS--100%                                                $148,813,615
                                                                 ============


               See Notes to Portfolio of Investments on Page 29.




                         OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

  Shares/
 Principal
   Amount                                                      Value
 ---------- ----------------------------------------------   ----------
 BONDS--98.21%
            U.S. GOVERNMENT SECURITIES--81.01%
 $  200,000 U.S. Treasury Notes, 5.875%, 09/30/2020          $  203,781
    725,000 U.S. Treasury Notes, 6.50%, 10/15/2006              772,465
  4,550,000 U.S. Treasury Notes, 5.875%, 11/15/2005           4,675,836
    355,000 U.S. Treasury Notes, 6.25%, 02/28/2002              364,707
    620,000 U.S. Treasury Notes, 5.875%, 11/30/2001             630,753
    500,000 U.S. Treasury Bonds, 6.00%, 02/15/2026              507,266
                                                             ----------
            TOTAL                                             7,154,808
                                                             ----------
            OTHER BONDS--17.20%
     75,000 Aristar, Inc., 6.125%, 12/01/2000                    73,144
     25,000 Associates Corp. NA, 5.96%, 05/15/2037               26,147
    175,000 Associates Corp. NA, 6.58%, 06/28/2002              178,595
     20,000 Detroit Edison Co., 7.40%, 01/15/2003                20,815
    200,000 DuPont EI De Nemours Co., 8.34%, 02/12/2001         209,376
    450,000 Federal Home Loan CP, 4.66%, 05/24/1999             448,369
    100,000 Illinois Tool Works, 5.75%, 03/01/2009              100,831
    130,000 Kaiser Permanent, 9.55%, 07/15/2005                 151,645
     50,000 Merrill Lynch & Co., 6.375%, 10/01/2001              50,619
     80,000 Morgan Guaranty Trust Euro, 6.625%, 06/30/2004       81,787
    100,000 New England Power Defeased, 8.00%, 08/01/2022       106,226
     25,000 Private Export Funding CP, 9.45%, 12/31/1999         25,684
     25,000 Private Export Funding CP, 6.90%, 01/31/2003         26,098
     20,000 Xerox Corp., 5.875%, 06/15/2037                      20,340
                                                             ----------
            TOTAL                                             1,519,676
                                                             ----------
 TOTAL BONDS
   (cost $8,695,810)                                          8,674,484
                                                             ----------

              See Notes to Portfolios of Investments on Page 29.




OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Principal
  Amount                                                             Value
 --------- -----------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES--2.41%
           FEDERAL HOME LOAN BANK
           ("FHLB")--1.24%
 $100,000  FHLB, 7.59%, 03/10/2005 (cost $111,000)                 $  109,205
                                                                   ----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")--1.17%
  106,000  FNMA, 5.125%, 02/13/2004 (cost $105,750)                   103,665
                                                                   ----------
 TOTAL U.S. GOVERNMENT AGENCIES
   (cost $216,750)                                                    212,870
                                                                   ----------
 TOTAL INVESTMENTS--100.62%
   (cost $8,912,560)(b)                                             8,887,354
                                                                   ----------
 CASH AND OTHER ASSETS NET OF
 LIABILITIES--(0.62)%                                                (55,055)
                                                                   ----------
 NET ASSETS--100%                                                  $8,832,299
                                                                   ==========


               See Notes to Portfolios of Investments on Page 29.




                        OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Principal
  Amount                                                              Value
 --------- -----------------------------------------------------   -----------
 LONG-TERM MUNICIPALS--94.68%
           ARIZONA--6.32%
 $500,000  Coconino County Arizona USD #001, 5.00%, 07/01/2007     $   527,000
  500,000  Maricopa County School District 80, 5.20%, 07/01/2013       528,790
                                                                   -----------
           TOTAL                                                     1,055,790
                                                                   -----------
           COLORADO--2.99%
  460,000  Arapahoe County S/D #5 Colorado, 5.50%, 12/15/2006          499,841
                                                                   -----------
           FLORIDA--1.18%
  200,000  Jacksonville Florida Electric Authority, 5.00%,
           10/01/2019                                                  197,222
                                                                   -----------
           ILLINOIS--10.41%
  200,000  Chicago Illinois AMBAC, 6.00%, 01/01/2011                   223,824
  400,000  Chicago Illinois Board Education GO AMBAC, 6.75%,
           12/01/2008                                                  473,116
  100,000  Chicago Park District Illinois GO UT Refunding Bonds,
           5.10% (Original Issue Yield: 5.200%), 1/1/2011 (AMBAC
           INS)                                                        103,098
  400,000  Eastern Illinois University Rev, 4.85%, 10/01/2011          406,056
  100,000  Illinois Health Facs Authority, 5.25%, 11/15/2021           100,159
  210,000  Kane Co Community Unit School District Number 304 GO
           UT Refunding Bonds, 6.10%, 6/1/2006 (FGIC INS)              234,324
  200,000  St. Clair County Illinois High School, 4.85%,
           10/01/2015                                                  198,206
                                                                   -----------
           TOTAL                                                     1,738,783
                                                                   -----------
           INDIANA--2.48%
  400,000  Indiana Bond Bank Series 99A. 5.00%, 02/01/2011             414,360
                                                                   -----------

               See Notes to Portfolio of Investments on Page 29.





OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
           MICHIGAN--14.37%
 $500,000  Auburn Hills Michigan Building Authority, 4.75%,
           11/01/2015                                               $   491,580
  310,000  East China School District Michigan, 5.00%, 05/01/2014       314,030
  100,000  Michigan Municipal Bond Authority Revenue Refunding
           Bonds (Series A), 5.00%, 10/1/2000                           102,023
  100,000  Michigan State Hospital Finance Authority Revenue
           Refunding Bonds, 5.00% (Original Issue Yield: 5.150%),
           2/15/2012 (MBIA INS)                                         101,745
  350,000  Oakridge Michigan Public Schools, 4.85%, 05/01/2013          352,534
  460,000  Parchment School District Michigan GO, 5.00%,
           05/01/2025                                                   461,996
  175,000  St. John's Michigan Public Schools, 5.00%, 05/01/2021        176,398
  400,000  Ypsilanti School District Michigan, 4.60%, 05/01/2011        398,904
                                                                    -----------
           TOTAL                                                      2,399,210
                                                                    -----------
           NEBRASKA--2.94%
  500,000  American Public Energy Agency, 4.375%, 06/01/2010            491,160
                                                                    -----------
           NEW JERSEY--2.09%
  150,000  Mercer County NJ Impt Authority, 4.875, 12/01/2013           151,290
  200,000  Plainfield Board Education NJ GO, 4.50%, 08/01/11            198,500
                                                                    -----------
           TOTAL                                                        349,790
                                                                    -----------
           NEW YORK--9.66%
   80,000  New York City NY GO UT (Series 95D), 6.00% (Original
           Issue Yield: 6.200%), 2/15/2020                               85,479
   20,000  New York City NY Rfd (Series 95D), 6.00% (Original
           Issue Yield: 6.200%), 2/15/2020                               22,138

               See Notes to Portfolio of Investments on Page 29.





                        OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 $250,000  New York City NY MBIA, 4.625%, 08/01/2010                $   250,527
  100,000 NY ST Dorm Authority Columbia, 5.00%, 07/01/2015 101,447 100,000 North
  Hempstead NY GO UT (Series A), 5.00% (Original
           Issue Yield: 5.150%), 1/15/2014 (FGIC INS)                   101,902
  350,000  Orange County New York, 5.00%, 07/15/2019                    350,868
  500,000  Triborough Bridge & Tunnel, 5.00%, 01/01/2017                499,385
  200,000  Triborough Bridge & Tunnel, 5.20%, 01/01/2022                201,192
                                                                    -----------
           TOTAL                                                      1,612,938
                                                                    -----------
           PENNSYLVANIA--3.61%
  500,000  Lackawana County Pennsylvania GO FGIC, 4.60%,
           01/01/2011                                                   498,630
  100,000  Montgomery County Pennsylvania GO UT (Series A), 6.10%
           (Original Issue Yield: 6.150%), 10/15/2025                   103,844
                                                                    -----------
           TOTAL                                                        602,474
                                                                    -----------
           RHODE ISLAND--2.36%
  400,000  Rhode Island Clean Water Pro., 4.50%, 10/01/2011             394,748
                                                                    -----------
           SOUTH CAROLINA--0.66%
  100,000  Piedmont Municipal Power Agency, SC, Electric Revenue
           Refunding Bonds, 6.30% (Original Issue Yield: 6.490%),
           1/1/2022 (MBIA INS)                                          110,339
                                                                    -----------
           TENNESSEE--0.88%
  140,000  Memphis Tennessee San Sewer, 5.75%, 10/01/2014               147,249
                                                                    -----------
           TEXAS--7.23%
  500,000  Lamar ISD Texas GO Refunding Bonds, 4.90%, 02/15/2016        494,330

               See Notes to Portfolio of Investments on Page 29.




OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 $125,000  Mission Texas Independent School District GO UT, 4.50%
           (Original Issue Yield: 5.450%), 2/15/2018                $   116,284
  100,000  North Central Texas Health, 5.75%, 06/01/2026                107,027
  500,000  Round Rock Texas School, 4.70%, 08/01/2014                   490,895
                                                                    -----------
           TOTAL                                                      1,208,536
                                                                    -----------
           UTAH--4.99%
  400,000  Conroe School District Utah Go, 5.25%, 02/15/2012            421,320
  400,000  Intermountain Power Agency, Utah, 5.25%, 07/01/2015          412,684
                                                                    -----------
           TOTAL                                                        834,004
                                                                    -----------
           WASHINGTON--7.60%
  300,000  King County Washington Sewer GO/Rev, 6.25%, 01/01/2035       334,263
  300,000  Seattle Washington Muni Light & Power, 5.00%,
           07/01/2016                                                   300,216
  400,000  Seattle Washington Muni Met, 6.25%, 01/01/2017               439,956
  180,000  Washington State GO DD--14&B, 6.00%, 09/01/2019              195,565
                                                                    -----------
           TOTAL                                                      1,270,000
                                                                    -----------
           WISCONSIN--4.70%
  125,000  Milwaukee Wisconsin UT GO Refunding Bonds, 4.80%
           (Original Issue Yield: 4.950%), 12/1/2000                    127,713
  400,000  Waupun Wisconsin School District, 4.85%, 04/01/2014          401,544
  240,000  Wisconsin Health Education Fac Authority, 6.125%,
           08/15/2022                                                   255,890
                                                                    -----------
           TOTAL                                                        785,147
                                                                    -----------
           WYOMING--0.78%
  130,000  Wyoming Public Schools, 4.85%, 05/01/2014                    130,612
                                                                    -----------

               See Notes to Portfolio of Investments on Page 29.




                        OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                     April 30, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Principal
  Amount                                                              Value
 --------- -----------------------------------------------------   -----------
           PUERTO RICO--9.43%
 $100,000  Puerto Rico Commonwealth Aqueduct & Sewer Authority
           Revenue Refunding Bonds, 6.00%, 7/1/2009 (AMBAC GTD)    $   113,687
  100,000  Puerto Rico Commonwealth UT GO, 5.75% (Original Issue
           Yield: 4.820), 7/1/2012 (MBIA INS)                          112,091
  250,000  Puerto Rico Electric Power Authority, 4.50%,
           07/01/2018                                                  236,165
  500,000  Puerto Rico Electric Power Authority, 4.75%,
           07/01/2017                                                  492,790
  575,000  Puerto Rico Electric Power Authority, 5.25%,
           07/01/2010                                                  619,793
                                                                   -----------
           TOTAL                                                     1,574,526
                                                                   -----------
 TOTAL INVESTMENTS--94.68%
   (cost $15,677,654)(b)                                            15,816,729
                                                                   -----------
 CASH AND OTHER ASSETS NET OF LIABILITIES--5.32%                       888,419
                                                                   -----------
 NET ASSETS--100.0%                                                $16,705,148
                                                                   ===========


               See Notes to Portfolio of Investments on Page 29.




OLD WESTBURY FUNDS, INC.
NOTES TO PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

                               Net         Aggregate    Aggregate
                           Unrealized        Gross        Gross
                          Appreciation/    Unrealized   Unrealized
                         (Depreciation)   Appreciation Depreciation
   OLD WESTBURY FUNDS,     for Federal    for Federal  for Federal   Total Net
          INC.            Tax Purposes    Tax Purposes Tax Purposes   Assets*
 ----------------------- --------------   ------------ ------------ ------------
 Core Equities Fund        $12,160,557    $12,507,234   $  346,677  $ 65,003,133
 Growth Opportunity Fund    16,249,712     19,269,487    3,019,775   166,935,753
 International Fund         19,294,289     21,292,251    1,997,962   148,813,615
 Fixed Income Fund             (25,183)        27,837       53,020     8,832,299
 Municipal Bond Fund           139,075        144,203        5,128    16,705,148

* The categories of investments are shown as a percentage of net assets at April 30, 1999.

(c) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $2,365,799, which represents 1.4% of Growth Opportunity Fund's net assets.

The following abbreviations are used in these Portfolios of Investments:

ADR--American Depositary Receipts AMBAC--American Municipal Bond Assurance Company FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty INS--Insured MBIA--Municipal Bond Investors Assurance
ORD--Ordinary Shares PLC--Public Limited Company UT--Unlimited Tax

                      See Notes to Financial Statements.




                                                       OLD WESTBURY FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


                                   Core         Growth                      Fixed      Municipal
                                 Equities    Opportunity   International    Income       Bond
                                   Fund          Fund          Fund          Fund        Fund
                                -----------  ------------  -------------  ----------  -----------
Assets:
 Investments, at market value.  $62,723,230  $158,053,075  $148,238,708   $8,887,354  $15,816,729
 Cash.........................    9,083,769     8,553,973     7,143,678           --      634,044
 Accrued income receivable....       36,823       138,382       351,514      180,670      224,102
 Receivable for
   investments sold...........           --     1,903,494     1,980,574           --           --
 Receivable for withholding
   taxes--dividends...........           --            --       172,086           --           --
 Deferred organization
   expense....................       14,423        16,418            --       14,516       14,454
 Prepaid expenses.............        2,520         2,520            --        2,520       34,605
                                -----------  ------------  ------------   ----------  -----------
   Total assets...............   71,860,765   168,667,808   157,886,560    9,085,060   16,723,934
                                -----------  ------------  ------------   ----------  -----------
Liabilities:
 Operating expenses payable...      230,279       837,755       834,850      233,975           --
 Organization costs...........       18,786            --            --       18,786       18,786
 Payable for fund
   shares redeemed............           --            --     8,238,095           --           --
 Payable for investments
   purchased..................    6,608,567       894,300            --           --           --
                                -----------  ------------  ------------   ----------  -----------
   Total liabilities..........    6,857,632     1,732,055     9,072,945      252,761       18,786
                                -----------  ------------  ------------   ----------  -----------
Net Assets....................  $65,003,133  $166,935,753  $148,813,615   $8,832,299  $16,705,148
                                ===========  ============  ============   ==========  ===========
Net Assets consist of:
 Paid in capital..............  $54,687,256  $166,363,793  $139,431,376   $8,779,993  $16,325,298
 Undistributed net
   investment income..........     (196,741)     (116,777)   (2,016,572)      82,541      205,820
 Accumulated net realized
   gain/(loss) on investments
   and foreign currency
   translations...............   (1,647,939)  (15,560,975)   (7,895,478)      (5,052)      61,851
 Net unrealized
   appreciation/(depreciation)
   on investments and foreign
   currency translations......   12,160,557    16,249,712    19,294,289      (25,183)     112,179
                                -----------  ------------  ------------   ----------  -----------
Net Assets....................  $65,003,133  $166,935,753  $148,813,615   $8,832,299  $16,705,148
                                ===========  ============  ============   ==========  ===========
Net Asset Value, Maximum
 Offering Price and Redemption
 Proceeds Per Share...........  $     12.96  $      11.98  $      11.41   $    10.38  $     10.60
                                -----------  ------------  ------------   ----------  -----------
Shares of Capital Stock
 Outstanding..................    5,014,731    13,931,786    13,043,278      850,996    1,576,168
                                -----------  ------------  ------------   ----------  -----------
Investments, at cost..........  $50,562,673  $141,803,363  $128,930,102   $8,912,560  $15,677,654
                                -----------  ------------  ------------   ----------  -----------

                      See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                          Core        Growth
                                        Equities    Opportunity  International
                                          Fund         Fund          Fund
                                       -----------  -----------  -------------
Investment Income:
 Dividends...........................  $   106,711  $   240,320   $   794,713(a)
 Interest............................       43,484      591,261       126,994
                                       -----------  -----------   -----------
 Total income........................  $   150,195  $   831,581   $   921,707
                                       -----------  -----------   -----------
Expenses:
 Investment advisory.................      174,988      529,862       483,494
 Custody.............................       37,497      101,014       122,320
 Administration......................       39,571       96,935        88,093
 Shareholder servicing...............       62,102      166,112       152,892
 Registration........................       14,713       13,050        12,540
 Amortization of organization costs..        1,862        1,953         4,674
 Insurance premiums..................        2,500        2,520         2,500
 Printing and postage................        4,932        4,723         9,913
 Legal...............................        4,932        5,683        13,038
 Audit...............................       17,260       17,164        18,922
 Transfer agent......................        8,680        9,313        15,326
 Directors...........................        2,353        3,449        19,079
 Miscellaneous.......................          493          490         5,447
                                       -----------  -----------   -----------
 Total expenses......................      375,004      952,268       948,238
Less fees waived:
 Waiver of investment advisory fee...      (60,808)          --       (26,034)
 Waiver of administration fee........       (3,626)      (3,909)       (3,975)
                                       -----------  -----------   -----------
 Total waivers.......................      (64,434)      (3,909)      (30,009)
                                       -----------  -----------   -----------
 Net expenses........................      310,570      948,359       918,229
                                       -----------  -----------   -----------
Net Investment Income/(Loss).........     (160,375)    (116,777)        4,428
                                       -----------  -----------   -----------
Net Realized and Unrealized
Gain/(Loss):
 Net realized gain (loss) on
   investments.......................      718,006   (1,490,089)   11,886,493
 Net realized gain (loss) on foreign
   currency transactions.............           --           --         1,563
 Net change in unrealized
   appreciation/(depreciation)
   on investments....................   10,671,514   16,635,956    11,205,227
 Net change in unrealized
   appreciation/(depreciation) on
   translations of assets and
   liabilities in foreign currencies
   and foreign currency contracts....           --           --       (26,042)
                                       -----------  -----------   -----------
Net Realized and Unrealized Gain.....   11,389,520   15,145,867    23,067,241
                                       -----------  -----------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations...........  $11,229,145  $15,029,090   $23,071,669
                                       ===========  ===========   ===========

(a)Net of foreign withholding tax of $136,856.

                       See Notes to Financial Statements.




                                                        OLD WESTBURY FUNDS, INC.
                                                        STATEMENTS OF OPERATIONS
                                 For the Period Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Fixed    Municipal
                                                            Income      Bond
                                                             Fund       Fund
                                                           ---------  ---------
Investment Income:
 Interest................................................  $ 190,512  $ 318,256
                                                           ---------  ---------
 Total income............................................  $ 190,512  $ 318,256
                                                           ---------  ---------
Expenses:
 Investment advisory.....................................     15,085     29,988
 Custody.................................................      5,028      9,996
 Administration..........................................     37,192     37,191
 Shareholder servicing...................................      8,386     16,661
 Registration............................................     13,077     13,126
 Amortization of organization costs......................      1,862      1,862
 Insurance premiums......................................      2,500      2,500
 Printing and postage....................................      4,959      4,959
 Legal...................................................      5,773      8,228
 Audit...................................................     17,356     17,356
 Transfer agent..........................................      8,728      8,728
 Directors...............................................      3,913      3,913
 Miscellaneous...........................................        496        496
                                                           ---------  ---------
 Total expenses..........................................    127,450    157,757
Less fees waived and reimbursed:
 Waiver of investment advisory fee.......................    (15,085)   (29,988)
 Waiver of administration fee............................    (21,685)   (18,702)
 Reimbursement of other operating expenses...............    (55,363)   (38,927)
                                                           ---------  ---------
 Total waivers and reimbursements........................    (92,133)   (87,617)
                                                           ---------  ---------
 Net expenses............................................     35,317     70,140
                                                           ---------  ---------
Net Investment Income....................................    155,195    248,116
                                                           ---------  ---------
Net Realized and Unrealized Gain/(Loss):
 Net realized gain (loss) on investments.................     (5,352)    53,085
 Net change in unrealized appreciation/(depreciation)
   on investments........................................   (279,148)   (98,131)
                                                           ---------  ---------
Net Realized and Unrealized Gain.........................   (284,500)   (45,046)
                                                           ---------  ---------
Net Increase (Decrease) in Net Assets Resulting
 from Operations.........................................  $(129,305) $ 203,070
                                                           =========  =========

                       See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   Growth
                                  Core Equities Fund          Opportunity Fund
                                ------------------------  --------------------------
                                  Period                     Period
                                   Ended       Period        Ended          Year
                                 April 30,      Ended      April 30,       Ended
                                   1999      October 31,      1999      October 31,
                                (unaudited)    1998(a)    (unaudited)       1998
                                -----------  -----------  ------------  ------------
From Operations:
 Net investment income/(loss).  $  (160,375) $    (3,797) $   (116,777) $   (566,036)
 Net realized gain/(loss) on
   investments and foreign
   currency transactions......      718,006   (2,365,945)   (1,490,089)  (13,681,337)
 Net change in unrealized
   appreciation/(depreciation)
   on investments and foreign
   currency translations......   10,671,514    1,489,043    16,635,956    (1,535,666)
                                -----------  -----------  ------------  ------------
 Net increase/(decrease) in
   net assets from operations.   11,229,145     (880,699)   15,029,090   (15,783,039)
                                -----------  -----------  ------------  ------------
Distributions to Shareholders:
 From net investment income...      (36,366)          --            --            --
                                -----------  -----------  ------------  ------------
 Net decrease in net assets
   from distributions.........      (36,366)          --            --            --
                                -----------  -----------  ------------  ------------
From Capital Stock
  Transactions:
 Net proceeds from sale of
   capital stock..............   29,054,557   37,724,214    67,392,791   108,442,049
 Reinvestment of dividends....       23,434           --            --            --
 Net cost of capital stock
   redeemed...................   (8,431,976)  (3,679,176)  (29,311,042)  (30,361,846)
                                -----------  -----------  ------------  ------------
 Net increase in net assets
   resulting from capital
   stock transactions.........   20,646,015   34,045,038    38,081,749    78,080,203
                                -----------  -----------  ------------  ------------
 Net Increase/(Decrease) in
   Net Assets.................   31,838,794   33,164,339    53,110,839    62,297,164
                                -----------  -----------  ------------  ------------
Net Assets:
 Beginning of period..........  $33,164,339           --  $113,824,914  $ 51,527,750
                                ===========  -----------  ============  ------------
 End of period................  $65,003,133  $33,164,339  $166,935,753  $113,824,914
                                ===========  ===========  ============  ============
 Undistributed net investment
   income included in net
   assets at end of period....  $  (196,741)          --  $   (116,777)           --
                                ===========  ===========  ============  ============

(a) For the period March 2, 1998 (commencement of operations) to October 31,
    1998.

                       See Notes to Financial Statements.




                                                       OLD WESTBURY FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                   International Fund          Fixed Income Fund
                                --------------------------  ------------------------
                                   Period                     Period
                                   Ended          Year         Ended       Period
                                 April 30,       Ended       April 30,      Ended
                                    1999      October 31,      1999      October 31,
                                (unaudited)       1998      (unaudited)    1998(a)
                                ------------  ------------  -----------  -----------
From Operations:
 Net investment income/(loss).  $      4,428  $  1,955,296  $  155,195   $    83,426
 Net realized gain/(loss) on
   investments and foreign
   currency transactions......    11,888,056   (20,123,751)     (5,352)       41,374
 Net change in unrealized
   appreciation/(depreciation)
   on investments and foreign
   currency translations......    11,179,185     4,268,221    (279,148)      253,965
                                ------------  ------------  ----------   -----------
 Net increase/(decrease) in
   net assets from operations.    23,071,669   (13,900,234)   (129,305)      378,765
                                ------------  ------------  ----------   -----------
Distributions to Shareholders:
 From net investment income...    (2,809,583)   (2,302,398)   (156,080)           --
 From capital gains...........            --    (9,209,591)    (41,074)           --
                                ------------  ------------  ----------   -----------
 Net decrease in net assets
   from distributions.........    (2,809,583)  (11,511,989)   (197,154)           --
                                ------------  ------------  ----------   -----------
From Capital Stock
  Transactions:
 Net proceeds from sale of
   capital stock..............    35,812,536    55,256,898   3,994,760     7,429,200
 Reinvestment of dividends....     1,478,924     8,611,100     106,114            --
 Net cost of capital stock
   redeemed...................   (31,971,875)  (89,017,239)   (540,774)   (2,209,307)
                                ------------  ------------  ----------   -----------
 Net increase in net assets
   resulting from capital
   stock transactions.........     5,319,585   (25,149,241)  3,560,100     5,219,893
                                ------------  ------------  ----------   -----------
 Net Increase/(Decrease)
   in Net Assets..............    25,581,671   (50,561,464)  3,233,641     5,598,658
                                ------------  ------------  ----------   -----------
Net Assets:
 Beginning of period..........  $123,231,944  $173,793,408  $5,598,658            --
                                ============  ------------  ==========   -----------
 End of period................  $148,813,615  $123,231,944  $8,832,299   $ 5,598,658
                                ============  ============  ==========   ===========
 Undistributed net investment
   income included in net
   assets at end of period....  $ (2,016,572) $    817,726  $   82,541   $    83,426
                                ============  ============  ==========   ===========

(a) For the period March 12, 1998 (commencement of operations) to October 31, 1998.

                      See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)
--------------------------------------------------------------------------------


                                                        Municipal Bond Fund
                                                      ------------------------
                                     Period
                                                         Ended       Period
                                                       April 30,      Ended
                                                         1999      October 31,
                                                      (unaudited)    1998(a)
                                                      -----------  -----------
From Operations:
 Net investment income/(loss)........................ $   248,116  $   131,951
 Net realized gain/(loss) on investments and foreign
   currency transactions.............................      53,085       46,806
 Net change in unrealized appreciation/(depreciation)
   on investments and foreign currency translations..     (98,131)     218,736
                                                      -----------  -----------
 Net increase/(decrease) in net assets from
   operations........................................     203,070      397,493
                                                      -----------  -----------
Distributions to Shareholders:
 From net investment income..........................    (174,247)          --
 From capital gains..................................     (46,466)          --
                                                      -----------  -----------
 Net decrease in net assets from distributions.......    (220,713)          --
                                                      -----------  -----------
From Capital Stock Transactions:
 Net proceeds from sale of capital stock.............   6,061,155   11,257,900
 Reinvestment of dividends...........................      60,947           --
 Net cost of capital stock redeemed..................    (449,692)    (605,012)
                                                      -----------  -----------
 Net increase in net assets resulting from
   capital stock transactions........................   5,672,410   10,652,888
                                                      -----------  -----------
 Net Increase/(Decrease) in Net Assets...............   5,654,767   11,050,381
                                                      -----------  -----------
Net Assets:
 Beginning of period................................. $11,050,381           --
                                                      ===========  -----------
 End of period....................................... $16,705,148  $11,050,381
                                                      ===========  ===========
 Undistributed net investment income included in net
   assets at end of period........................... $   205,820  $   131,951
                                                      ===========  ===========

(a) For the period March 6, 1998 (commencement of operations) to October 31,
    1998.

                       See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                   Net realized
                                       and
                                    unrealized
             Net asset    Net     gain/(loss) on            Distributions Distributions
  Period      value,   investment  investments,  Total from   from net        from
   ended     beginning  income/    and foreign   investment  investment      capital
October 31,  of period   (loss)     currencies   operations    income         gains
-----------  --------- ---------- -------------- ---------- ------------- -------------
Core Equities Fund
1998
(a)           $10.00     (0.01)        0.02         0.01           --            --
Six
 months
 ended
 April
 30,
 1999         $10.01     (0.03)        2.99         2.96        (0.01)           --
Growth Opportunity Fund
1997
  (b)         $10.00     (0.06)        1.88         1.82           --            --
1998          $11.82     (0.07)       (1.12)       (1.19)          --            --
Six
 months
 ended
 April
 30,
 1999         $10.63     (0.01)        1.36         1.35           --            --
International Fund
1994          $10.14      0.10         0.57         0.67           --            --
1995          $10.81      0.14        (1.07)       (0.93)       (0.08)           --
1996          $ 9.80      0.13         1.37         1.50        (0.14)           --
1997          $11.16      0.12         0.62         0.74        (0.15)           --
1998          $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)
Six
 months
 ended
 April
 30,
 1999         $ 9.74      0.03         1.89         1.92        (0.25)           --
Fixed Income Fund
1998
  (c)         $10.00      0.28         0.65         0.93           --            --
Six
 months
 ended
 April
 30,
 1999         $10.93      0.22        (0.41)       (0.19)      (0.285)       (0.075)
Municipal Bond Fund
1998
  (d)         $10.00      0.21         0.41         0.62           --            --
Six
 months
 ended
 April
 30,
 1999         $10.62      0.28        (0.11)        0.17        (0.15)        (0.04)
---------------------------------------------------------------------------------------

 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** Annualized.
(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.
(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.
Note: Per share values calculated using average shares outstanding.

                      See Notes to Financial Statements.




--------------------------------------------------------------------------------

                                   Ratios to Average Net Assets
                                   ----------------------------------------
                                                                   Net
                                                                 Invest-
                                                                   ment
                                                                 income/
                                   Expenses                       (loss)
                                    before                        before
                                    waivers                      waivers           Net
                                      and                          and           invest-     Net assets,
               Net asset             reim-                        reim-           ment           end      Portfolio
    Total      value, end  Total    burse-           Net          burse-         income/      of period   turnover
distributions  of period  return*    ments        Expenses        ments          (loss)     (000 omitted)   rate
-------------  ---------- -------  ---------      ---------      ----------      -------    ------------- ---------
       --        $10.01      0.1%         2.23%**        1.25%**       (1.01%)**  (0.03%)**   $ 33,164       56%
    (0.01)       $12.96     29.6%         1.50%**        1.25%**       (0.89%)**  (0.64%)**   $ 65,003       92%
       --        $11.82     18.2%         2.58%**        1.50%**       (1.87%)**  (0.79%)**   $ 51,528       46%
       --        $10.63    (10.1%)        1.57%          1.48%         (0.66%)    (0.57%)     $113,825      140%
       --        $11.98     12.7%         1.43%**        1.41%**       (0.19%)**  (0.17%)**   $166,936       86%
       --        $10.81      6.6%         1.70%          1.50%          0.70%      0.90%      $104,529       23%
    (0.08)       $ 9.80     (8.6%)        1.60%          1.50%          1.30%      1.40%      $104,194       32%
    (0.14)       $11.16     15.5%         1.52%          1.50%          1.17%      1.19%      $135,794       55%
    (0.15)       $11.75      6.6%         1.52%          1.50%          0.96%      0.98%      $173,793       58%
    (0.90)       $ 9.74    (10.2%)        1.53%          1.49%          1.23%      1.27%      $123,232      129%
    (0.25)       $11.41     19.7%         1.55%**        1.50%**       (0.04%)**   0.01%**    $148,814      104%
       --        $10.93      9.3%         7.13%          1.05%         (1.60%)     4.48%      $  5,599       30%
    (0.36)       $10.38     (1.7%)        3.80%**        1.05%**        1.88%**    4.63%**    $  8,832       84%
       --        $10.62      6.2%         3.95%          1.05%          0.50%      3.40%      $ 11,050       40%
    (0.19)       $10.60      1.6%         2.37%**        1.05%**        2.40%**    3.72%**    $ 16,705       70%
-------------------------------------------------------------------------------------------------------------------





OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies. Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act") is a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Board of Directors (the "Directors") to create an unlimited number of series, each of which is a separate class of shares. At April 30, 1999, the Fund consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

Portfolio Name                        Investment Objective
Old Westbury Core Equities Fund       Long-term capital appreciation.
("Core Equities Fund")
Old Westbury Growth Opportunity Fund  Capital appreciation.
("Growth Opportunity Fund")
Old Westbury International Fund       Long-term growth of capital.
("International Fund")
Old Westbury Fixed Income Fund        Total return.
("Fixed Income Fund")
Old Westbury Municipal Bond Fund      High level of current income
("Municipal Bond Fund")               exempt from federal regular
                                      income tax.

  The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The following is a summary of the significant accounting policies followed by the Portfolios:

  A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company,




                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                     April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Directors deem appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Directors designed to reflect in good faith the fair value of such securities.

  B. Foreign Currency Translation. The books and records of the International Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

    (i) value on investment securities, other assets and liabilities--at the current rates of exchange,

    (ii) purchases and sales of investment securities, income, and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the International Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the International Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic stability.





OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  C. Forward Foreign Currency Contracts. The International Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at April 30, 1999.

  D. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

  E. Deferred Organization Expenses. Expenses incurred by each Portfolio in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolio on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

  F. Federal Taxes. It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no federal income or excise tax provision is required.

  At October 31, 1998, the International Fund and the Core Equities Fund, for federal income tax purposes, had capital loss carryforwards of $19,893,506 and $2,267,543, respectively, which will expire in the year 2006. At October 31, 1998, the Growth Opportunity Fund, for federal income tax purposes, had a capital loss carryforward of $12,080,369 which will expire in the year 2006 and a capital loss carryforward of $367,778 which will expire in the year 2005. The capital loss carryforward will reduce the




                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                     April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

  G. Dividends and Capital Gains Distributions. The Portfolios anticipate paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

  H. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held in Growth Opportunity Fund at April 30, 1999 is as follows:

      Security         Acquisition Date Acquisition Cost
      --------         ---------------- ----------------
Candescent Technology     4/17/1998        $2,677,000




OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  I. Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements. Actual results could differ from these estimates.

2. Transactions with Affiliates.

  A. Investment Advisory Fees. Pursuant to an advisory contract, the Fund has retained Bessemer to make investment decisions for the Portfolios. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule:

  Core Equities Fund--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

  Growth Opportunity Fund and International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

  Fixed Income Fund and Municipal Fund--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. Administration Fees. Federated Administrative Services ("FAS") serves as administrator. Edgewood Services, Inc. serves as distributor and shareholder servicing agent. FAS provides administrative services necessary for the overall administration of the Portfolios including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolios, the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Portfolios; preparation of certain documents in connection with meetings of the Directors and shareholders; the maintenance of books and records of the Portfolios; and paying the compensation of the Portfolios' officers and Directors affiliated with FAS. For providing these services, FAS received from the Portfolios a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Fund up to $250 million; 0.125% on the next $250 million of such assets; 0.10% on the next $250 million of such assets; and 0.075% of such assets over $750




                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                     April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

million. The administrative services fee received during any fiscal year shall be at least $75,000 per Portfolio. FAS may choose to voluntarily waive a portion of its fee at any time.

  C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer received payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolio's average daily net assets.

  The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

  In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

  D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Fund receives a $5,000 annual retainer plus $1,500 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  Effective May 5, 1999, the Directors' fees were increased whereby each Director who is not an "interested person" (as defined in the Act) of the Fund will receive a $12,000 annual retainer plus $2,000 per meeting and




OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

will be reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  E. Custody and Portfolio Accounting Fees. The Fund has retained Bessemer to serve as the Portfolios' custodian and portfolio accountant. Bessemer is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of the Portfolio.

3. Capital Stock. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in each of the Portfolios. Transactions in shares and dollars of capital stock were as follows:

                                           Core Equities Fund
                             --------------------------------------------------
                                Six Months Ended        For the Period Ended
                                 April 30, 1999          October 31, 1998(a)
                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars
                             ----------  ------------  ----------  ------------
Common stock sold...........  2,390,486  $ 29,054,869   3,656,493  $ 37,724,214
Reinvestment of dividends...      2,093        23,122          --            --
Common stock redeemed.......   (690,361)   (8,431,976)   (343,980)   (3,679,176)
                             ----------  ------------  ----------  ------------
Net increase................  1,702,218  $ 20,646,015   3,312,513  $ 34,045,038
                             ==========  ============  ==========  ============
                                         Growth Opportunity Fund
                             --------------------------------------------------
                                Six Months Ended         For the Year Ended
                                 April 30, 1999           October 31, 1998
                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars
                             ----------  ------------  ----------  ------------
Common stock sold...........  5,821,703  $ 67,392,791   8,919,300  $108,442,049
Common stock redeemed....... (2,596,253)  (29,311,042) (2,573,859)  (30,361,846)
                             ----------  ------------  ----------  ------------
Net increase................  3,225,450  $ 38,081,749   6,345,441  $ 78,080,203
                             ==========  ============  ==========  ============

(a) For the period March 2, 1998 (commencement of operations) to October 31,
    1998.




                                                        OLD WESTBURY FUNDS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                     April 30, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                           International Fund
                             --------------------------------------------------
                                Six Months Ended         For the Year Ended
                                 April 30, 1999           October 31, 1998
                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars
                             ----------  ------------  ----------  ------------
Common stock sold...........  3,401,926  $ 35,812,536   5,021,491  $ 55,256,898
Reinvestment of dividends...    148,636     1,478,924     803,274     8,611,100
Common stock redeemed....... (3,157,101)  (31,971,875) (7,960,501)  (89,017,239)
                             ----------  ------------  ----------  ------------
Net increase................    393,461  $  5,319,585  (2,135,736) $(25,149,241)
                             ==========  ============  ==========  ============

                                               Fixed Income Fund
                                    -------------------------------------------
                                     Six Months Ended    For the Period Ended
                                      April 30, 1999      October 31, 1998(a)
                                    -------------------  ----------------------
                                    Shares    Dollars     Shares      Dollars
                                    -------  ----------  ---------  -----------
Common stock sold.................. 380,382  $3,994,760    713,035  $ 7,429,200
Reinvestment of dividends..........  10,030     106,114         --           --
Common stock redeemed.............. (51,556)   (540,774)  (200,895)  (2,209,307)
                                    -------  ----------  ---------  -----------
Net increase....................... 338,856  $3,560,100    512,140  $ 5,219,893
                                    =======  ==========  =========  ===========
                                              Municipal Bond Fund
                                    -------------------------------------------
                                     Six Months Ended    For the Period Ended
                                      April 30, 1999      October 31, 1998(b)
                                    -------------------  ----------------------
                                    Shares    Dollars     Shares      Dollars
                                    -------  ----------  ---------  -----------
Common stock sold.................. 572,828  $6,062,229  1,099,043  $11,257,900
Reinvestment of dividends..........   5,675      59,872         --           --
Common stock redeemed.............. (42,413)   (449,691)   (58,965)    (605,012)
                                    -------  ----------  ---------  -----------
Net increase....................... 536,090  $5,672,410  1,040,078  $10,652,888
                                    =======  ==========  =========  ===========

(a) For the period March 12, 1998 (commencement of operations) to October 31, 1998.

(b) For the period March 6, 1998 (commencement of operations) to October 31,
    1998.





OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited) (Concluded)
-------------------------------------------------------------------------------

4. Purchase and Sales of Securities. For the period ended April 30, 1999 purchases and sales of investment securities other than short-term investments were as follows:

         Fund                           Purchases                                  Sales
         ----                           ---------                                  -----
Core Equities Fund                     $ 45,368,091                             $ 26,539,706
Growth Opportunity Fund                  96,993,336                               70,463,653
International Fund                      124,553,008                              122,693,712
Fixed Income Fund                         5,569,148                                1,734,881
Municipal Bond Fund                       8,979,656                                3,930,062

5. Year 2000. Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Advisor and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.



Investment Advisor:                       Administrator:
Bessemer Trust Company, N.A.              Federated Administrative Services
630 Fifth Avenue                          Federated Investors Tower
New York, NY 10111                        1001 Liberty Avenue
(212) 708-9100                            Pittsburgh, PA 15222-3779



Distributor and Shareholder               Shareholder Servicing Agent:
Servicing Agent:                          Bessemer Trust Company, N.A.
Edgewood Services, Inc.                   630 Fifth Avenue
5800 Corporate Drive                      New York, NY 10111
Pittsburgh, PA 15237-5829                 (212) 708-9100


Transfer Agent:                           Independent Auditors:
Fundamental Shareholder                   Deloitte & Touche LLP
  Services, Inc.                          Two World Financial Center
11 West 25th Street--7th Floor            New York, NY 10281-1414
New York, NY 10010-2001

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307 Cusip 680414208 Cusip 680414109 Cusip 680414406 Cusip 680414505
G01963-05 (6/99)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus.